Exhibit 10.4

                                    GUARANTY

         THIS GUARANTY dated as of May 17, 2002 is executed in favor of DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC ("DCSNA"), as Agent, and the Lender Parties referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, CarMax Auto Superstores, Inc. (the "Borrower"), Carmax, Inc.
                                                      --------
(the "Company"), various financial institutions and DCSNA, as agent (in its
      -------
capacity as agent, together with any successor in such capacity, the "Agent"),
                                                                      -----
have entered into a Credit Agreement dated as of the date hereof (as amended or otherwise modified from time to time, the "Credit Agreement"; capitalized terms
                                           ----------------
used but not defined herein are used as defined in the Credit Agreement), pursuant to which such financial institutions have agreed to make extensions of credit to the Borrower; and

         WHEREAS, each of the undersigned will benefit from the extensions of credit pursuant to the Credit Agreement and is willing to guaranty the Liabilities (as defined below) as hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby jointly and severally, unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations (monetary or otherwise) of the Borrower and the Company to each of the Agent and each Lender Party (as defined below) under or in connection with the Credit Agreement, the Notes, any other Loan Document and any other document or instrument executed in connection therewith, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (all such obligations being herein collectively called the "Liabilities"); provided that the liability of each of
                         -----------    --------
the undersigned hereunder shall be limited to the maximum amount of the Liabilities which such undersigned may guaranty without violating any fraudulent conveyance or fraudulent transfer law (plus all reasonable costs and expenses paid or incurred by the Agent or any Lender Party in enforcing this Guaranty against such undersigned). As used herein, "Lender Party" means each Lender
                                            ------------
under and as defined in the Credit Agreement and DCSNA.

         Each of the undersigned agrees that if any Event of Default shall occur under Section 11.1.4 of the Credit Agreement, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such undersigned will pay to the Agent for the account of the Lender Parties forthwith the full amount which would be payable hereunder by such undersigned if all Liabilities were then due and payable.

         To secure all obligations of each of the undersigned hereunder, the Agent and each Lender Party shall have a lien on and security interest in and may, without demand or notice of any kind, at any time and from time to time when any Event of Default exists, appropriate and apply toward the payment of such amount, in such order of application as the Agent and the Lender Parties may elect, any and all balances, credits, deposits, accounts or moneys of or in the name of such undersigned now or hereafter with the Agent or such Lender Party. The Agent or the Lender Party exercising the set-off rights it has under this paragraph shall promptly notify such undersigned thereof after making such exercise; provided that failure to give such notice shall not affect the
          --------
validity of the set-off.

         This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned or that at any time or from time to time no Liabilities are outstanding) until all Commitments have terminated and all Liabilities have been paid in full.

         The undersigned further agree that if at any time all or any part of any payment theretofore applied by the Agent or any Lender Party to any of the Liabilities is or must be rescinded or returned by the Agent or such Lender Party for any reason whatsoever (including the insolvency, bankruptcy or reorganization of the Borrower, the Company or any of the undersigned), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or such Lender Party, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or such Lender Party had not been made.

         The Agent or any Lender Party may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property and (e) resort to the undersigned (or any of them) for payment of any of the Liabilities when due, whether or not the Agent or such Lender Party shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

         Each of the undersigned hereby expressly waives: (a) notice of the acceptance by the Agent or any Lender Party of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

         Notwithstanding any payment made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any right of the Agent or any Lender Party until such time as the Agent and the Lender Parties shall have received final payment in cash of the full amount of all Liabilities.

         Each of the undersigned further agrees to pay all reasonable expenses (including Attorney Costs) paid or incurred by the Agent or any Lender Party in endeavoring to collect the Liabilities of such undersigned, or any part thereof, and in enforcing this Guaranty against such undersigned.

         The creation or existence from time to time of additional Liabilities to the Agent or the Lender Parties or any of them is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Agent or the Lender Parties or the obligations of the undersigned under this Guaranty, including each of the undersigned's guaranty of such additional Liabilities.

         The Agent and any Lender Party may from time to time without notice to the undersigned (or any of them), but subject to Section 13.9 of the Credit Agreement, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were an original Lender Party.

         No delay on the part of the Agent or any Lender Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or any Lender Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Agent or the Lender Parties, except as expressly set forth in a writing duly signed and delivered on behalf of the Agent. No action of the Agent or any Lender Party permitted hereunder shall in any way affect or impair the rights of the Agent or any Lender Party or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Borrower and the Company to the Agent or any Lender Party arising under or in connection with the Credit Agreement, any Note, any other Loan Document or any other document or instrument executed in connection therewith, in each case notwithstanding any right or power of the Borrower or the Company or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of any of the undersigned hereunder.

         Pursuant to the Credit Agreement, (a) this Guaranty has been delivered to the Agent and (b) the Agent has been authorized to enforce this Guaranty on behalf of itself and each of the Lender Parties. All payments by the undersigned pursuant to this Guaranty shall be made to the Agent for the benefit of the Lender Parties.

         This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and to the extent that the Borrower, the Company or any of the undersigned is either a partnership, limited liability company or a corporation, all references herein to the Borrower, the Company and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership, limited liability company or corporation. The term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

         This Guaranty shall be governed by and construed in accordance with the laws of the State of Michigan applicable to contracts made and to be fully performed in such State. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional Persons may become parties hereto by executing and delivering to the Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all of the terms of, this Guaranty.

         This Guaranty may be secured by one or more security agreements or other similar documents.

         EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF MICHIGAN AND OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MICHIGAN FOR THE PURPOSE OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT. EACH OF THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH OPPOSITE ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF MICHIGAN. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OF THE AGENT AND EACH LENDER PARTY, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.


                          CARMAX AUTO SUPERSTORES WEST
                          COAST, INC.



                          By: /s/ Keith D. Browning
                             ---------------------------------------------------
                          Title: Executive Vice President
                                ------------------------------------------------

                          Address:
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                                  ----------------------------------------------
                                  ----------------------------------------------

                          Attention:
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                          Telephone:
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                          Facsimile:
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                                      -5-

                          KENOSHA AUTOMOTIVE, LLC


                          By: /s/ Keith D. Browning
                             ---------------------------------------------------
                          Title: Executive Vice President
                                ------------------------------------------------

                          Address:
                                  ----------------------------------------------
                                  ----------------------------------------------
                                  ----------------------------------------------

                          Attention:
                                    --------------------------------------------
                          Telephone:
                                    --------------------------------------------
                          Facsimile:
                                    --------------------------------------------


                          CARMAX AUTO MALL, LLC


                          By: /s/ Keith D. Browning
                             ---------------------------------------------------
                          Title: Executive Vice President
                                ------------------------------------------------

                          Address:
                                  ----------------------------------------------
                                  ----------------------------------------------
                                  ----------------------------------------------

                          Attention:
                                    --------------------------------------------
                          Telephone:
                                    --------------------------------------------
                          Facsimile:
                                    --------------------------------------------


                          CARMAX OF LAUREL, LLC


                          By: /s/ Keith D. Browning
                             ---------------------------------------------------
                          Title: Executive Vice President
                                ------------------------------------------------

                          Address:
                                  ----------------------------------------------
                                  ----------------------------------------------
                                  ----------------------------------------------

                          Attention:
                                    --------------------------------------------
                          Telephone:
                                    --------------------------------------------
                          Facsimile:
                                    --------------------------------------------

                          Signature page for the Guaranty dated as of May 17, 2002 in favor of DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, as agent for the Lender Parties referred to in such Guaranty.

                          The undersigned is executing a counterpart hereof for purposes of becoming a party hereto:


                          [ADDITIONAL GUARANTOR]


                          By:
                             ---------------------------------------------------
                          Title:
                                ------------------------------------------------
                          Address:

                          Attention:
                          Telephone:
                          Facsimile:

                          Signature page for the Guaranty dated as of May 17, 2002 in favor of DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, as agent for the Lender Parties referred to in such Guaranty.

                          The undersigned is executing a counterpart hereof as of November 1, 2004 for purposes of becoming a party hereto:

                          CARMAX AUTO SUPERSTORES TEXAS, LP


                          By: /s/ Keith D. Browning
                             ---------------------------------------------------
                                  Keith D. Browning, Executive Vice
                                  President & Chief Financial Officer

                          Address:      4900 Cox Road
                                        Glen Allen, Virginia 23060

                          Attention:  Keith D. Browning
                          Telephone: (804) 747-0422
                          Facsimile: (804) 967-2978

                          Signature page for the Guaranty dated as of May 17, 2002 in favor of DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, as agent for the Lender Parties referred to in such Guaranty.

                          The undersigned is executing a counterpart hereof as of November 1, 2004 for purposes of becoming a party hereto:

                          CARMAX AUTO SUPERSTORES CALIFORNIA, LLC


                          By: /s/ Keith D. Browning
                             ---------------------------------------------------
                                  Keith D. Browning
                                  President & Chief Financial Officer

                          Address:      4900 Cox Road
                                        Glen Allen, Virginia 23060

                          Attention:  Keith D. Browning
                          Telephone: (804) 747-0422
                          Facsimile: (804) 967-2978

                          Signature page for the Guaranty dated as of May 17, 2002 in favor of DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, as agent for the Lender Parties referred to in such Guaranty.

                          The undersigned is executing a counterpart hereof as of November 1, 2004 for purposes of becoming a party hereto:

                          CARMAX BUSINESS SERVICES, LLC


                          By: /s/ Keith D. Browning
                             ---------------------------------------------------
                                  Keith D. Browning, Executive Vice
                                  President & Chief Financial Officer

                          Address:      4900 Cox Road
                                        Glen Allen, Virginia 23060

                          Attention:  Keith D. Browning
                          Telephone: (804) 747-0422
                          Facsimile: (804) 967-2978

                          Signature page for the Guaranty dated as of May 17, 2002 in favor of DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, as agent for the Lender Parties referred to in such Guaranty.

                          The undersigned is executing a counterpart hereof as of November 1, 2004 for purposes of becoming a party hereto:

                          CARMAX TEXAS GENERAL PARTNER, LLC


                          By: /s/ Keith D. Browning
                             ---------------------------------------------------
                                  Keith D. Browning, Executive Vice
                                  President & Chief Financial Officer

                          Address:      4900 Cox Road
                                        Glen Allen, Virginia 23060

                          Attention:  Keith D. Browning
                          Telephone: (804) 747-0422
                          Facsimile: (804) 967-2978

                          Signature page for the Guaranty dated as of May 17, 2002 in favor of DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, as agent for the Lender Parties referred to in such Guaranty.

                          The undersigned is executing a counterpart hereof as of November 1, 2004 for purposes of becoming a party hereto:

                          CARMAX AUTO SUPERSTORES SERVICES, INC.


                          By: /s/ Keith D. Browning
                             ---------------------------------------------------
                                  Keith D. Browning, Executive Vice
                                  President & Chief Financial Officer

                          Address:      4900 Cox Road
                                        Glen Allen, Virginia 23060

                          Attention:  Keith D. Browning
                          Telephone: (804) 747-0422
                          Facsimile: (804) 967-2978